GGM Macro Alignment ETF

(the “Fund”)

Exchange: NYSE Arca, Inc.

Supplement dated October 14, 2025

to the Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated December 30, 2024,

as amended March 31, 2025

The following provides new and additional information beyond that contained in the Fund’s current Prospectus and SAI and should be read in conjunction with the Fund’s current Prospectus and SAI.

At a special meeting of shareholders of the Fund, a series of Northern Lights Fund Trust II (the “Trust”), held on May 14, 2025, shareholders approved a new investment advisory agreement with Waverly Advisors, LLC (“Waverly”), the Fund’s investment adviser, (the “New Advisory Agreement”), and a new sub-advisory agreement with Penserra Capital Management LLC (“Penserra”), the Fund’s trading sub-adviser, (the “New Sub-Advisory Agreement”), each of which became effective as of such date. Prior to approval of the New Advisory Agreement and New Sub-Advisory Agreement, Waverly and Penserra were serving pursuant to interim agreements that became effective on March 21, 2025, following Waverly’s acquisition of Grant/GrossMendelsohn, LLC, doing business as GGM Wealth Advisors, the Fund’s prior investment adviser.

The terms of the New Advisory Agreement and New Sub-Advisory Agreement are identical to the terms of the Fund’s prior investment advisory agreement and sub-advisory agreement except for the identity of the adviser, in the case of the New Advisory Agreement, and effective and termination dates.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated December 30, 2024, as amended March 31, 2025, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-800-966-9991.